SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 25, 2001

                                      BAMS

                                  (Depositor)

    (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 2000-a)

                (Exact name of registrant as specified in charter)

North Carolina                333-80941                     13-4147975
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



100 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (704) 388-5770

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BAMS
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2000-a

On August 25, 2001, The Bank of New York, as Trustee for BAMS, MORTGAGE PASS-THROUGH CERTIFICATES Series 2000-a, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of December 1, 2000, among BAMS as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BAMS, MORTGAGE PASS-THROUGH CERTIFICATES Series 2000-a relating to the distribution date of August 25, 2001 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of December 1, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 25, 2001


                                      BAMS


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


                             Payment Date: 08/25/01


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2000-a
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total          Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.          Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        151,984,363.60    6.964854%    11,812,434.46    882,124.11   12,694,558.57      0.00       0.00
                        AIO       156,445,855.76    0.615180%             0.00     80,201.97       80,201.97      0.00       0.00
Residual                AR                  0.00    6.964854%             0.00          0.00            0.00      0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          2,676,704.92    6.964854%         1,991.18     15,535.72       17,526.89      0.00       0.00
                        B2            445,785.80    6.964854%           331.62      2,587.36        2,918.98      0.00       0.00
                        B3            445,785.80    6.964854%           331.62      2,587.36        2,918.98      0.00       0.00
                        B4            446,780.86    6.964854%           332.36      2,593.14        2,925.49      0.00       0.00
                        B5            222,892.90    6.964854%           165.81      1,293.68        1,459.49      0.00       0.00
                        B6            223,541.96    6.964854%           166.29      1,297.45        1,463.74      0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        156,445,855.84     -           11,815,753.33    988,220.78   12,803,974.11     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        140,171,929.13              0.00
                                AIO       144,630,102.42              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          2,674,713.74              0.00
                                B2            445,454.18              0.00
                                B3            445,454.18              0.00
                                B4            446,448.51              0.00
                                B5            222,727.10              0.00
                                B6            223,375.67              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        144,630,102.51     -
--------------------------------------------------------------------------------

                             Payment Date: 08/25/01


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2000-a
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    151,984,363.60     6.964854% 060506SH6    53.768159      4.015276    638.038386
                           AIO   156,445,855.76     0.615180% 060506SJ2     0.000000      0.357764    645.163899
Residual                   AR              0.00     6.964854% 060506SK9     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      2,676,704.92     6.964854% 060506SL7     0.740215      5.775359    994.317375
                           B2        445,785.80     6.964854% 060506SM5     0.740215      5.775359    994.317369
                           B3        445,785.80     6.964854% 060506SN3     0.740215      5.775359    994.317369
                           B4        446,780.86     6.964854% 060506SP8     0.740215      5.775359    994.317386
                           B5        222,892.90     6.964854% 060506SQ6     0.740215      5.775359    994.317391
                           B6        223,541.96     6.964854% 060506SR4     0.740215      5.775359    994.317355
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     156,445,855.84       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2000-a
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                           Total
                                           -----
Prin balance       144,630,102.44   144,630,102.44
Loan count                    332              332
Avg loan rate           8.004534%             8.00
Prepay amount       11,699,374.13    11,699,374.13

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                           Total
                                           -----
Master serv fees        33,594.24        33,594.24
Sub servicer fees            0.00             0.00
Trustee fees               586.67           586.67


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           97.150281%           100.000000%            151,984,363.60
   -----------------------------------------------------------------------------
   Junior            2.849719%             0.000000%              4,458,173.37
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           1                   286,300.95
60 to 89 days                           1                   428,619.93
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 2                   714,920.88
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           12,803,974.11         12,803,974.11
Principal remittance amount           11,815,753.33         11,815,753.33
Interest remittance amount               988,220.78            988,220.78